EXHIBIT 10.27
EXECUTION VERSION

PLEDGE AND SECURITY AGREEMENT

THIS PLEDGE AND SECURITY AGREEMENT dated as of this 19th day of November 2013 (the “Pledge Agreement”) is made by THE MINT LEASING, INC., a Nevada corporation with a principal place of business at 323 N. Loop West, Houston, TX 77008 (“Pledgor”), in favor of MNH MANAGEMENT LLC, a Delaware limited liability company with offices at 7 West 51st Street, New York, New York 10019 (together with its successors and assigns, the “Lender”).

RECITALS:

A.           The Mint Leasing, Inc., a Texas corporation, The Mint Leasing North, Inc., a Texas corporation, and The Mint Leasing South, Inc., a Texas corporation (collectively, the “Mint Subsidiaries”) are wholly-owned Subsidiaries of Pledgor.

B.           Pledgor desires that Lender establish a credit facility for the Pledgor pursuant to the Loan Agreement (defined below).

C.           Lender has conditioned its willingness to enter into the Loan Documents upon the fulfillment of certain conditions, among them that Pledgor enter into this Pledge Agreement.  To induce Lender to enter into the Loan Documents, Pledgor has agreed to execute and deliver this Pledge Agreement and to grant Lender a first priority and perfected security interest in and lien on the Securities Collateral (defined below, which is a part of the Collateral) as additional security for the payment and performance of all of the Obligations, in accordance with the terms and provisions hereof.

Accordingly, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the existence, receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.   Definitions.  As used in this Pledge Agreement, the following capitalized terms shall have the meanings respectively assigned to them below, which meanings shall be applicable equally to the singular and plural forms of the terms so defined:

Capitalized terms not otherwise defined herein have the meanings set forth in that certain Amended and Restated Loan and Security Agreement of even date herewith (the “Loan Agreement”) by and among  Pledgor, The Mint Leasing, Inc., a Texas corporation, The Mint Leasing South, Inc., a Texas corporation and Lender.

“Pledged Securities” shall mean all of the issued and outstanding securities or other ownership interests in whatever form of the Mint Subsidiaries.

“Securities Act” shall mean the Securities Act of 1933, as amended, and as the same may be supplemented, modified, amended or restated from time to time, and the rules and regulations promulgated thereunder, or any corresponding or succeeding provisions of applicable law.

Section 2.   Pledge and Grant of Security Interest.  As security for the payment and performance in full of all of the Obligations in accordance with their terms, Pledgor hereby pledges, assigns, transfers, grants, hypothecates and sets over unto Lender, grants to Lender a first priority lien and security interest in, and delivers to Lender, all of Pledgor's right, title and interest in, to and under the following personal property, in each case whether now existing or hereafter acquired or created, and whether constituting financial assets, investment property, general intangibles, securities, security entitlements, proceeds or otherwise: (a) all of the Pledged Securities; (b) all certificates, instruments, agreements and contract rights relating to the Pledged Securities; and (c) all proceeds of the Pledged Securities (including, without limitation, all cash, cash equivalents, dividends, distributions, instruments, securities or other property) at any time and from time to time received, receivable, paid or otherwise distributed in respect of or in exchange for any of or all such Pledged Securities, whether in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off, split-off or otherwise (the items referred to in clauses (a) through (c) being collectively called the “Securities Collateral”).  All Pledged Securities included in the Securities Collateral shall, to the extent represented by certificates, upon delivery thereof to Lender, be accompanied by undated stock powers duly executed in blank or by other instruments or documents of transfer, possession or control satisfactory to Lender and by such other instruments and documents as Lender may request.  All Securities Collateral shall be delivered to and held by Lender and disposed of in accordance with the terms of this Pledge Agreement.

Section 3.  Representations and Warranties.  Pledgor hereby represents, warrants and covenants to and with Lender that:

(a)           Pledgor (i) is and will at all times during the term hereof continue to be the direct owner, beneficially and of record, of the Securities Collateral free and clear of all Liens (except for the Lien of Lender pursuant to this Pledge Agreement), (ii) will make no assignment, pledge, hypothecation, transfer or any disposition of, or create any Lien or other security interest in, the Securities Collateral, and (iii) will cause any and all Securities Collateral, whether for value paid by Pledgor or otherwise, to be forthwith deposited with Lender and pledged and assigned hereunder;

(b)           Pledgor (i) has good and indefeasible title, right and legal authority to enter into this Pledge Agreement and to pledge the Securities Collateral in the manner hereby done or contemplated and (ii) will defend its title or interest thereto or therein against any and all attachments, Liens, claims, security interests or other impediments of any nature;

(c)           no consent or approval of any Governmental Authority, any securities exchange, or other person or entity was or is necessary to the validity of the pledge effected pursuant to this Pledge Agreement;

(d)           the Pledged Securities were duly authorized and validly issued, fully paid and non-assessable, and were acquired in a transaction in compliance with and either registered or exempt from registration under the Securities Act and other applicable laws. A true and complete list of the Pledged Securities owned by Pledgor on the date hereof is set forth on Schedule 1 annexed hereto.  The Pledged Securities (i) are not subject to any warrant, option, put, call or other right to acquire, redeem, sell, transfer or encumber them, (ii) are not governed by or otherwise subject to any shareholders agreement, voting trust or similar agreement or arrangement, and (iii) other than as to securities laws of general application, are not limited or otherwise restricted in any way respecting assignability or transferability or any voting, dividend, distribution or other ownership right;

(e)           the pledge effected hereby is effective to vest in Lender the rights of Pledgor in the Securities Collateral as set forth herein without any notice to, consent of or filing with any person, entity or Governmental Authority;

(f)           this Pledge Agreement creates a valid security interest in favor of Lender for the benefit of Lender in the Securities Collateral; the taking possession by Lender of the certificates representing the Pledged Securities, and all other certificates, documents, and instruments relating to the Securities Collateral will perfect and establish the first priority of Lender's security interest in all certificated Pledged Securities and such documents, certificates and instruments; and

(g)           all representations, warranties and covenants of Pledgor contained in this Pledge Agreement shall survive the execution, delivery and performance of this Pledge Agreement until the termination of this Pledge Agreement in accordance with its terms and provisions.

Section 4.   Additional Covenants.

(a)           Additional Securities, Rights, Grants or Issuances.  If Pledgor shall receive any (i) certificate, including without limitation, any certificate representing a dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares of capital stock, stock splits, spin-off or split-off, promissory notes or other instruments; (ii) option or right, whether as an addition to, substitution for, or an exchange for, any Securities Collateral or otherwise; (iii) dividends payable in capital stock; or (iv) distributions of capital stock or other equity interests in connection with a partial or total liquidation, dissolution or reduction of capital, capital surplus or paid-in surplus, then Pledgor shall receive such certificate, instrument, option, right or distribution in trust for the benefit of Lender, shall segregate it from Pledgor’s other property and shall deliver it forthwith to Lender in the exact form received accompanied by duly executed instruments of transfer or assignment in blank, in the form requested by Lender, to be held by Lender as Securities Collateral and as further collateral security for the Obligations.  Pledgor shall not perform or cause to be performed any acts or omissions that would effect any change, amendment, impairment, substitution, or any of the events, transactions or circumstances in clauses (i) through (iv) above.

(b)           Financing Statements.  Pledgor hereby authorizes Lender to prepare and file such financing statements (including renewal statements) or amendments thereof or supplements thereto or other instruments as Lender may from time to time deem necessary or appropriate in order to perfect and maintain the security interests granted hereunder in accordance with the UCC.  Pledgor shall execute and deliver to Lender such agreements, assignments or instruments (including affidavits, notices, reaffirmations and amendments and restatements of existing documents, as Lender may request) and do all such other things as Lender may deem necessary or appropriate to assure to Lender its security interests hereunder are perfected.  To that end, Pledgor hereby irrevocably makes, constitutes and appoints Lender, its nominee or any other person whom Lender may designate, as Pledgor’s attorney-in-fact with full power of substitution, to effect any such financing statements, or amendments and supplements to financing statements, renewal financing statements, notices or any similar documents which in Lender’s discretion would be necessary, appropriate or convenient in order to perfect and maintain perfection of the security interests granted hereunder, such power, being coupled with an interest, being and remaining irrevocable so long as any of the Obligations remain outstanding.  Pledgor agrees to mark its books and records (and to cause each issuer of the Pledged Securities to mark its books and records) to reflect the security interest of Lender in the Securities Collateral.

Section 5.   Voting Rights; Dividends.

(a)           So long as no Event of Default shall have occurred and be continuing, Pledgor shall be entitled to fully exercise any and all voting and/or other consensual rights and powers that would otherwise accrue to an owner of the Pledged Securities or any part thereof.

(b)           Upon the occurrence and during the continuance of an Event of Default, all rights of Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to clause (a) of this subsection shall cease and all such rights shall thereupon become vested in Lender which shall then have the sole right in its discretion to exercise such voting and other consensual rights.

(c)           Upon the occurrence and during the continuation of an Event of Default, all cash dividends payable with respect to the Pledged Securities shall be immediately deposited with Lender as Securities Collateral (and shall constitute cash collateral).

Section 6.   Default.   Any of the following shall constitute an “Event of Default” hereunder:

(a)           A failure by Pledgor to observe or perform any obligation, covenant, condition, or agreement hereof to be performed by Pledgor;

(b)           Any representation or warranty made by Pledgor in this Agreement is not true and correct in any material respect; or

(c)           The occurrence of any “Event of Default” under the Loan Agreement.

Section 7.    Remedies Upon Default.  If an Event of Default shall have occurred and be continuing, Lender may exercise all of its rights and remedies under the UCC, including the right to sell the Securities Collateral, or any part thereof, at public or private sale, for cash, upon credit or for future delivery as Lender shall deem appropriate.  Upon consummation of any such sale, Lender shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Securities Collateral so sold.  Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of Pledgor and Pledgor shall be deemed to have waived any rights of redemption, stay and appraisal which Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.  To the extent that the Securities Collateral to be sold is not of a type customarily sold on a recognized market under UCC §9-611 (with respect to which Pledgor hereby acknowledges and agrees to waive and that no such notice is required), Lender shall give Pledgor at least ten (10) days prior written notice (which Pledgor agrees is reasonable notification within the meaning of UCC §9-611) of Lender's intention to make any sale of such Securities Collateral.  Such notice, in the case of a public sale, shall state the time and place for such sale.  Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as Lender may fix and state in the notice (if any) of such sale.  At any such sale, the Securities Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as Lender may determine.  Lender shall not be obligated to make any sale of any Securities Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Securities Collateral shall have been given.  Lender may, upon written notice, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, upon at least ten (10) days’ additional prior written notice, and such sale may be made at the time and place to which the same was so adjourned.  In case any sale of all or any part of the Securities Collateral is made on credit or for future delivery, the Securities Collateral so sold may be retained by Lender until the sale price is paid by the purchaser or purchasers thereof, but Lender shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Securities Collateral so sold and, in case of any such failure, such Securities Collateral may be sold again upon like notice.  At any public sale Lender may bid for or purchase (subject to all rights of redemption, stay and appraisal on the part of Pledgor) the Securities Collateral, or any part thereof offered for sale, and may make payment on account thereof by applying any claim then due and payable to Lender from Pledgor as a credit against the purchase price.  Pledgor acknowledges that any such private sale referred to above may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sale shall be deemed to have been made in a commercially reasonable manner and that Lender shall have no obligation to delay sale of any such Securities Collateral for the period of time necessary to permit the issuer of such Securities Collateral to register such Securities Collateral for public sale under the Securities Act or other applicable law.  Lender may impose any additional restrictions on a sale of the Securities Collateral hereunder for the purpose of complying with Federal and state securities laws, and any such restrictions shall be deemed commercially reasonable. In addition to the rights and remedies hereunder, and to the extent permitted under applicable law, upon the occurrence of an Event of Default, and during the continuation thereof, Lender may, retain all or any portion of the Securities Collateral in satisfaction of the Obligations in accordance with the provisions of the UCC.  Unless and until Lender shall have provided such notices and complied with all applicable legal requirements, however, Lender shall not be deemed to have retained any Securities Collateral in satisfaction of any Obligations for any reason.  Upon the occurrence of any Event of Default and during the continuation thereof, Lender shall have the right to proceed against the Securities Collateral without first having to proceed against any other collateral.

Section 8.   Application of Proceeds of Sale.  The proceeds of any sale, disposition or other realization upon all or any part of the Securities Collateral shall be distributed by Lender in the following order of priorities:

first, to Lender in an amount sufficient to pay in full the expenses of Lender in connection with such sale, disposition or other realization, including all expenses, liabilities and advances incurred or made by Lender in connection therewith, including reasonable attorneys' fees and expenses;

second, to Lender until the other Obligations are paid in full; and

third, upon payment in full of all of the Obligations, to Pledgor, or Pledgor’s representatives or as a court of competent jurisdiction or Pledgor may direct.

Pledgor shall indemnify and hold harmless Lender, its directors, managers, officers, employees, agents and parent, and affiliated entities, and each of them, from and against any and all liabilities, obligations, claims, damages, or expenses incurred by any of them arising out of or by reason of entering into this Agreement or the consummation of the transactions contemplated by this Agreement and to pay or reimburse Lender for the fees and disbursements of counsel incurred in connection with any investigation, litigation or other proceedings (whether or not Lender is a party thereto) arising out of or by reason of any of the aforesaid.  Lender will promptly give each Pledgor written notice of the assertion of any claim which it believes is subject to the indemnity set forth in this Section 8 and will upon the request of each Pledgor promptly furnish such Pledgor with all material in its possession relating to such claim or the defense thereof to the extent that Lender may do so without breach of duty to others.  Any amounts properly due under this Section 8 shall be payable to Lender immediately upon demand.

Section 9.   Rights of Lender.

(a)           Power of Attorney.  In addition to other powers of attorney contained herein or in any of the Loan Documents, Pledgor hereby designates and appoints Lender, on behalf of Pledgor, and each of its designees or agents, as attorney-in-fact of Pledgor, irrevocably and with full power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuation of an Event of Default:

i           to demand, collect, settle, compromise, adjust and give discharges and releases concerning the Securities Collateral;

ii           to commence and prosecute any actions or proceedings for the purposes of collecting any of the Securities Collateral and enforcing any other right in respect thereof;

iii           to defend, settle, adjust or compromise any action, suit or proceeding brought and, in connection therewith, give such discharge or release;

iv           to pay or discharge taxes, security interests, or other Liens on or threatened against the Securities Collateral;

v           to direct any parties liable for any payment, to make payment directly to Lender or as Lender shall direct;

vi           to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Securities Collateral;

vii           to sign and endorse any drafts, assignments, proxies, stock powers, consents, verifications, notices and other documents relating to the Securities Collateral;

viii           to authorize, execute and deliver all assignments, conveyances, statements, financing statements, renewal financing statements, pledge agreements, affidavits, notices and other agreements, instruments and documents that Lender may determine necessary or appropriate in order to perfect and maintain the security interests and liens granted in this Pledge Agreement and in order to fully consummate all of the transactions contemplated herein and in the Loan Documents;

ix           to exchange any of the Securities Collateral upon any merger, consolidation, reorganization, recapitalization or other readjustment of Pledgor or the issuer thereof and, in connection therewith, deposit any of the Securities Collateral with any committee, depository, transfer agent, registrar or other designated agency upon such terms as Lender may determine;

x           to vote for a director, shareholder, partner, manager, or member resolution, or to sign any consent or instrument in writing, sanctioning the transfer of any or all of the Securities Collateral into the name of Lender or into the name of any transferee to whom the Securities Collateral of Pledgor or any part thereof may be sold; and

xi           to do and perform all such other acts and things as Lender may deem to be necessary, proper or convenient in connection with this Pledge Agreement and the other Loan Documents.

This power of attorney is a power coupled with an interest and shall be irrevocable for so long as any of the Obligations remain outstanding.  Lender shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to Lender in this Pledge Agreement, and shall not be liable for any failure to do so or any delay in doing so.  Lender shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct.  This power of attorney is conferred on Lender solely to protect, preserve and realize upon its security interest in the Securities Collateral.

(b)           Assignment by Lender.  In accordance with the Loan Agreement, the Lender may from time to time assign its rights or obligations hereunder, or any portion thereof, or the pledge and security interest granted herein, or any portion thereof, and the assignee shall be entitled to all of the rights and remedies of the applicable assignor under this Pledge Agreement in relation thereto.

(c)           Lender’s Duty of Care.  Other than the exercise of reasonable care to ensure the safe custody of the Securities Collateral while being held by Lender hereunder, Lender shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that Pledgor shall be responsible for preservation of all rights in the Securities Collateral, and Lender shall be relieved of all responsibility for Securities Collateral upon surrendering it or tendering the surrender of it to Pledgor.  Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Securities Collateral in its possession if such Securities Collateral is accorded treatment substantially equal to that which Lender accords its own property, it being understood that Lender shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Securities Collateral, whether or not Lender has or is deemed to have knowledge of such matters or (ii) taking any steps or refraining therefrom to preserve rights against any other parties with respect to any Securities Collateral.

(d)           Release of Securities Collateral.  Lender may release any of the Securities Collateral from this Pledge Agreement or may substitute any of the Securities Collateral without altering, varying or diminishing in any way the force, effect, lien, pledge or security interest of this Pledge Agreement as to any Securities Collateral not expressly released or substituted, and this Pledge Agreement shall continue as a first priority lien on all Securities Collateral not expressly released or substituted.

(e)           Rights and Remedies.  Lender is entitled to exercise all rights and remedies available to it at law or in equity in connection with this Pledge Agreement.  The rights and remedies of Lender hereunder are several and cummulative at Lender’s discretion and may be exercised at Lender’s discretion.

(f)           Costs of Counsel.  If at any time hereafter, whether upon the occurrence of an Event of Default or not, Lender employs counsel or other experts or advisors to take action or make a response in connection with this Pledge Agreement, the Securities Collateral, or the Loan Documents, Pledgor agrees to promptly pay upon demand any and all such costs and expenses of Lender, all of which costs and expenses shall constitute Obligations.

Section 10.   Termination.  This Pledge Agreement shall terminate, and all security interests in the Securities Collateral shall automatically terminate and be completely released, when all the Obligations have been indefeasibly and fully paid and satisfied, at which time Lender shall reassign and deliver to Pledgor, or to such person or entity as Pledgor shall designate, against receipt, such of the Securities Collateral (if any) as shall not have been sold or otherwise applied by Lender pursuant to the terms hereof and shall still be held by Lender under this Pledge Agreement.  Any such reassignment shall be without recourse to or representation or warranty by Lender and at the expense of Pledgor.

Section 11.   Further Assurances.   Pledgor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, reassignments, agreements and instruments, as Lender may at any time request in connection with the administration and enforcement of this Pledge Agreement or with respect to the Securities Collateral or any part thereof, and with respect to the grant, release or termination of Lender's security interest in any of the Securities Collateral, or otherwise in order better to assure and confirm unto Lender its rights and remedies hereunder and under this Pledge Agreement.

Section 12.   Notices.  All notices, requests and demands to or upon the respective parties hereto shall be in writing and either (a) delivered by registered or certified mail, (b) delivered by hand, or (c) delivered by national overnight courier service with next Business Day delivery,  and shall be deemed to have been duly given or made  (i) upon the earlier of actual receipt and three (3) Business Days after deposit in the United States Mail, registered or certified mail, return receipt requested, with proper postage prepaid, (ii) one (1) Business Day after deposit with a national overnight courier with all charges prepaid, or (iii) when hand-delivered.  All notices, requests and demands are to be given or made to the respective parties at the following addresses (or to such other addresses as either party may designate by notice in accordance with the provisions of this paragraph):

If to Pledgor:

The Mint Leasing, Inc., a Nevada corporation
323 N. Loop West
Houston, TX 77008
Attention: Mr. Jerry Parish

With a copy to:

The Loev Law Firm, PC
6300 West Loop South, Suite 280
Bellaire, Texas 77401
Attention: David M. Loev

If to Lender:

MNH Management LLC
7 West 51st Street
New York, New York 10019
New York, NY 10022
Attention: Greg Zilberstein and Alexandre Speaker

With a copy to:

Cohen Tauber Spievack & Wagner P.C.
420 Lexington Avenue, Suite 2400
New York, New York 10170
Attention:  Adam Stein

Notwithstanding the foregoing, that parties expressly acknowledge and agree that the foregoing provisions of notice by Lender to Pledgor’s counsel are an accommodation only, and that Lender shall have fulfilled its notice obligation hereunder if notice shall have been received by Pledgor at its address irrespective of whether such notice is received by Pledgor’s counsel.

Section 13.   Construction.  No provision of this Pledge Agreement shall be construed against or interpreted to the disadvantage of any party hereto by reason of such party or its counsel having, or being deemed to have, structured or drafted such provision.

Section 14.   Headings, Amendments, Waiver.  Section and paragraph headings are for convenience only and shall not be construed as part of this Pledge Agreement.  Any modification and amendment shall be in writing and signed by the parties, and any waiver of, or consent to any departure from, any representation, warranty, covenant or other term or provision shall be in writing and signed by each affected party hereto or thereto, as applicable.  A waiver of a breach of any term, covenant or condition of this Pledge Agreement shall not operate or be construed as a continuing waiver of such term, covenant or condition, or breach, or of any other term, covenant or condition, or breach by such party.  No failure to exercise and no delay in exercising any right, remedy, or power hereunder shall preclude any other or further exercise of any other right, remedy or power provided herein or by law or in equity.

Section 15.   Entire Agreement.  This Pledge Agreement represents the entire agreement and understanding concerning the subject matter hereof and thereof between the parties, and supersede all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written.

Section 16.   Survival.  All covenants, agreements, representations and warranties made by Pledgor herein or in any of the Loan Documents or in any certificate, report or instrument contemplated hereby shall survive any independent investigation made by Lender and the execution and delivery of this Pledge Agreement, such Loan Documents and such certificates, reports or instruments and shall continue so long as any Obligations are outstanding and unsatisfied, applicable statutes of limitations to the contrary notwithstanding.

Section 17.   Severability.  Every provision of this Pledge Agreement is intended to be severable.  If, in any jurisdiction, any term or provision hereof is determined to be invalid or unenforceable, (a) the remaining terms and provisions hereof shall be unimpaired, (b) any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such term or provision in any other jurisdiction, and (c) the invalid or unenforceable term or provision shall, for purposes of such jurisdiction, be deemed replaced by a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision.  If a court of competent jurisdiction determines that any covenant or restriction, by the length of time or any other restriction, or portion thereof, set forth in this Pledge Agreement is unreasonable or unenforceable, the court shall reduce or modify such covenants or restrictions to those which it deems reasonable and enforceable under the circumstances and, as so reduced or modified, the parties hereto agree that such covenants and restrictions shall remain in full force and effect as so modified.  In the event a court of competent jurisdiction determines that any provision of this Pledge Agreement is invalid or against public policy and cannot be so reduced or modified so as to be made enforceable, the remaining provisions of this Pledge Agreement shall not be affected thereby, and shall remain in full force and effect.

Section 18.   Successors and Assigns; Assignment.  All covenants, promises and agreements by or on behalf of the parties contained in this Pledge Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns; provided, however, that nothing in this Pledge Agreement, express or implied, shall confer on Pledgor the right to assign any of its rights or obligations hereunder at any time. Lender may assign any or all of its rights or obligations hereunder together with any or all of the security therefor to any Person and any such assignee shall succeed to all of Lender’s rights with respect thereto.

Section 19.   APPLICABLE LAW.  THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, THE LAWS OF WHICH PLEDGOR HEREBY EXPRESSLY ELECTS TO APPLY TO THIS PLEDGE AGREEMENT, WITHOUT GIVING EFFECT TO PROVISIONS FOR CHOICE OF LAW THEREUNDER.  PLEDGOR AGREES THAT ANY ACTION OR PROCEEDING BROUGHT TO ENFORCE OR ARISING OUT OF THIS PLEDGE AGREEMENT SHALL BE COMMENCED IN ACCORDANCE WITH THE PROVISIONS OF THIS PLEDGE AGREEMENT.

Section 20.   WAIVER OF JURY TRIAL.  PLEDGOR HEREBY WAIVES ANY AND ALL RIGHTS THAT IT MAY NOW OR HEREAFTER HAVE UNDER THE LAWS OF THE UNITED STATES OF AMERICA OR ANY STATE TO A TRIAL BY JURY OF ANY AND ALL ISSUES ARISING EITHER DIRECTLY OR INDIRECTLY IN ANY ACTION OR PROCEEDING BETWEEN PLEDGOR AND LENDER OR THEIR SUCCESSORS AND ASSIGNS, OUT OF OR IN ANY WAY CONNECTED WITH THIS PLEDGE AGREEMENT, THE OTHER LOAN DOCUMENTS, THE OBLIGATIONS AND/OR THE SECURITIES COLLATERAL.  IT IS INTENDED THAT SAID WAIVER SHALL APPLY TO ANY AND ALL DEFENSES, RIGHTS, AND/OR COUNTERCLAIMS IN ANY ACTION OR PROCEEDINGS BETWEEN PLEDGOR AND LENDER.  PLEDGOR WAIVES ALL RIGHTS TO INTERPOSE ANY CLAIMS, DEDUCTIONS, SETOFFS OR COUNTERCLAIMS OF ANY KIND, NATURE OR DESCRIPTION IN ANY ACTION OR PROCEEDING INSTITUTED BY LENDER WITH RESPECT TO THIS PLEDGE AGREEMENT, THE OTHER LOAN DOCUMENTS, THE OBLIGATIONS, THE SECURITIES COLLATERAL OR ANY MATTER ARISING THEREFROM OR RELATING THERETO, EXCEPT COMPULSORY COUNTERCLAIMS.

Section 21.   CONSENT TO JURISDICTION.  PLEDGOR HEREBY (a) IRREVOCABLY SUBMITS AND CONSENTS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF NEW YORK, NEW YORK COUNTY, WITH RESPECT TO ANY ACTION OR PROCEEDING ARISING OUT OF THIS PLEDGE AGREEMENT, THE OTHER LOAN DOCUMENTS, THE OBLIGATIONS AND/OR THE SECURITIES COLLATERAL OR ANY MATTER ARISING THEREFROM OR RELATING THERETO, AND (b) WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE OR FORUM NON CONVENIENS WITH RESPECT THERETO.  IN ANY SUCH ACTION OR PROCEEDING, PLEDGOR WAIVES PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT OR OTHER PROCESS AND PAPERS THEREIN AND AGREES THAT THE SERVICE THEREOF MAY BE MADE BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO PLEDGOR AT ITS OFFICES SET FORTH HEREIN OR OTHER ADDRESS THEREOF OF WHICH LENDER HAS RECEIVED NOTICE AS PROVIDED IN THIS PLEDGE AGREEMENT.  NOTWITHSTANDING THE FOREGOING, PLEDGOR CONSENTS TO THE COMMENCEMENT BY LENDER OF ANY SUIT, ACTION OR PROCEEDING IN ANY OTHER JURISDICTION TO ENFORCE ITS RIGHTS IN AND TO THE SECURITIES COLLATERAL AND WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING..

Section 22.   Counterparts.  This Pledge Agreement may be executed in one or more counterparts, and by facsimile or electronic signature, each of which when so executed, shall be deemed an original, but all of which shall constitute but one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Pledge and Security Agreement to be duly executed as of the date first above written.

PLEDGOR:

THE MINT LEASING, INC., a Nevada corporation

By: /s/ Jerry Parish_____________________
Name: Jerry Parish
Title: President

MNH MANAGEMENT LLC

By: MORIAH CAPITAL PARTNERS, LLC, its Managing Member

By: /s/ A. Speaker_______________________
Name: A. Speaker
Title: Managing Member

[SIGNATURE PAGE - PLEDGE AND SECURITY AGREEMENT]

SCHEDULE 1
TO
PLEDGE AND SECURITY AGREEMENT

PLEDGED SECURITIES

100% (1,000 shares) of the issued and outstanding common stock, par value $1.00 per share, of The Mint Leasing, Inc., a Texas corporation, represented by certificate no. 3

100% (1,000 shares) of the issued and outstanding common stock, par value $1.00 per share, of The Mint Leasing North, Inc., a Texas corporation, represented by certificate no.1.

100% (1,000 shares) of the issued and outstanding common stock, par value $1.00 per share, of The Mint Leasing South, Inc., a Texas corporation, represented by certificate no. 1.